PROMISSORY NOTE MODIFICATION AGREEMENT

This Agreement is made and entered into on the 1st day of April, 2000, to be effective March 31, 2000 ("Agreement Date"), by and between MADE2MANAGE SYSTEMS, INC. (the "Borrower") and BANK ONE INDIANA, N.A. (the "Lender").

                                   WITNESSETH:

WHEREAS, Borrower heretofore executed a promissory note in the amount of $2,000,000.00 dated May 19, 1999, in favor of Lender as same may have been amended or modified from time to time ("Promissory Note"); and, WHEREAS, Borrower hereby acknowledges, agrees, verifies, ratifies and affirms that as of March 8, 2000, the outstanding principal balance on the Promissory Note is ZERO DOLLARS ($-0-) plus accrued interest and charges; and, WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Lender and WHEREAS, Borrower has requested that the Promissory Note be modified to the limited extent as hereinafter set forth; and, WHEREAS, Lender has agreed to such modification; NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Promissory Note is modified as hereinafter indicated.

1.       ACCURACY OF RECITALS.
         --------------------

Borrower acknowledges the accuracy of the Recitals, stated above.

2.       MODIFICATION OF PROMISSORY NOTE.
         -------------------------------

         2.1 The maturity date of the Promissory Note is extended from March 31, 2000 to April 30, 2001. On the maturity date Borrower shall pay to Lender the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Promissory Note and Loan Documents.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Borrower(s) or others in connection with the Loan which is represented by the Promissory Note.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.       RATIFICATION OF LOAN DOCUMENT AND COLLATERAL.
         --------------------------------------------

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain as security for the loan and the obligations of Borrower in the Loan Documents.

4.       BORROWER REPRESENTATIONS AND WARRANTIES.
         ---------------------------------------

Borrower represents and warrants to Lender:

         4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial conditions of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Promissory Note from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.       BORROWER COVENANTS.
         ------------------

Borrower covenants with Lender:

         5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, cause of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Borrower(s) in connection with the Loan which is represented by the Promissory Note.

         5.3  Contemporaneously   with  the   execution  and  delivery  of  this
Agreement, Borrower has paid to Bank:

         5.3.1 All accrued and unpaid interest under the Promissory Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as the date hereof.

6.       EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
         -------------------------------------------

Lender shall not be bound by this Agreement until (i) Lender as executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed this Agreement and (iv) if required by Lender, Borrower and any guarantor(s) have executed and delivered to Lender an arbitration resolution, and an environmental questionnaire, and an environmental certification and indemnity agreement.

7.       INTEGRATION, ENTIRE AGREEMENT, CHANGE DISCHARGE,
         TERMINATION, OR WAIVER
         ----------------------

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.       BINDING EFFECT.
         --------------

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.       CHOICE OF LAW.
         -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without giving effect to conflicts of law principles.

10.      COUNTERPART EXECUTION.
         ---------------------

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

11.      NOT A NOVATION.
         --------------

This Agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Promissory Note, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Promissory Note or release any owner of collateral securing the Promissory Note. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.

                                   MADE2MANAGE SYSTEMS, INC.

                                   By:      /s/ David B. Wortman
                                            -----------------------------------
                                            David B. Wortman
                                           (Printed Name and Title)



BANK ONE'S ACCEPTANCE

The foregoing Promissory Note Modification Agreement is hereby agreed to and acknowledged this 1st day of April, 2000.

                                   BANK ONE, INDIANA, N.A.

                                   By:      /s/ Edward R. Salm
                                            -----------------------------------
                                            Edward R. Salm, Vice President